ICM SERIES TRUST
                        ICM/ISABELLE SMALL CAP VALUE FUND

                        Supplement dated November 3, 2005
                         to Prospectus dated May 2, 2005

Ironwood Capital Management, LLC ("ICM"), serves as the investment adviser to the ICM Series Trust (the "Trust") pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust and ICM with respect to the ICM/Isabelle Small Cap Value Fund (the "Fund"). On or about December 12, 2005, ICM contemplates entering into an agreement with MB Investment Partners, Inc. ("MBIP") and Munn Bernhard & Associates, LLC ("MBA") regarding the acquisition of ICM by MBA (the "Transaction"). As the Transaction will result in a change in control of ICM and an assignment and automatic termination of the Agreement pursuant to the terms of the Agreement, on October 17, 2005, the Trust's Board of Trustees (the "Board") approved an Interim Investment Advisory Agreement between the Trust and ICM (the "Interim Agreement") to become effective upon closing of the Transaction. At that time, the Board also approved a form of new investment advisory Agreement (the "New Agreement") between the Trust and ICM, intended to take effect upon obtaining the approval by the Fund's shareholders at a special meeting currently scheduled for January 2006. The terms, including the advisory fee, of the Interim Agreement and the New Agreement, are the same in all material respects as those of the Agreement.




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